Listed Private Equity Plus Fund

a series of Mutual Fund Series Trust

Supplement Dated May 1, 2015

to the Prospectus Dated November 1, 2014

The Board of Trustees of the Mutual Fund Series Trust has concluded, based on the recommendation of Vista Research and Management, LLC, that it is in the best interests of the Listed Private Equity Plus Fund (the “Fund”) and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on May 18, 2015.

Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objective. The Fund has liquidated its portfolio and the portfolio will consist of cash and cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MAY 18, 2015 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD. If you have questions or need assistance, please contact the Fund at 1-877-477-7373.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus and the Statement of Additional Information dated November 1, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated November 1, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.